Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 31, 2001

By: /s/ H. Furlong Baldwin Name: H. Furlong Baldwin, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 31, 2001

By: /s/ Carolyn H. Byrd Name: Carolyn H. Byrd, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 31, 2001

By: /s/ John H. Dasburg Name: John H. Dasburg, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: June 4, 2001

By: /s/ Janet M. Dolan Name: Janet M. Dolan, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 30, 2001

By: /s/ Kenneth M. Duberstein Name: Kenneth M. Duberstein, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: June 1, 2001

By: /s/ Pierson M. Grieve Name: Pierson M. Grieve, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: June 1, 2001

By: /s/ Thomas R. Hodgson Name: Thomas R. Hodgson, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: June 1, 2001

By: /s/ David G. John Name: David G. John, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 30, 2001

By: /s/ William H. Kling Name: William H. Kling, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: June 2, 2001

By: /s/ Bruce K. MacLaury Name: Bruce K. MacLaury, Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 29, 2001

By: /s/ Glen D. Nelson Name: Glen D. Nelson, M.D., Director

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation (“The St. Paul”), do hereby make, nominate and appoint John A. MacColl and Bruce A. Backberg, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the “Registration Statement”) relating to the issuance of shares of The St. Paul common stock and the issuance of stock options and the purchase of shares of common stock of The St. Paul to be issued pursuant to The St. Paul’s Amended and Restated 1994 Stock Incentive Plan, and any or all additional amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any additional amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed the Registration Statement or any amendments thereto.

Dated: May 31, 2001

By: /s/ Gordon M. Sprenger Name: Gordon M. Sprenger, Director